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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 7, 2006

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                                  SENDTEC, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-51702               43-2053462
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

 877 EXECUTIVE CENTER DRIVE
   ST. PETERSBURG, FLORIDA
    (Address of principal
     executive offices)                                            33702
                                                                (Zip Code)

       Registrant's telephone number, including area code: (727) 576-6630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective September 7, 2006, Michael Brauser resigned from our Board of
Directors. Mr. Brauser was the Chairman of our Board of Directors and the sole member of our Audit Committee. Mr. Brauser's resignation did not result from any disagreement with the Company relating to our operations, policies or practices.
Paul Soltoff, an existing member of our Board of Directors, has replaced Mr.
Brauser as Chairman.

         Effective September 7, 2006, Tony Abate was appointed to our Board of
Directors to fill the vacancy created by the resignation of Michael Brauser.

         Mr. Abate is the chief executive officer of Jaba Franchise Systems,
Inc., a privately owned company that operates a Planet Beach Tanning Spa franchise, and he has held this position since 2004. From 2005 to 2006, Mr.
Abate also served as the vice-president of direct to consumer marketing for
Liberty Safe & Security Products, a supplier of residential and commercial safes. From 2002 to 2004, Mr. Abate was the chief marketing officer of
Cosmetique, a national direct marketing beauty club. From 1998 to 2002, he served as chief marketing officer and president of the "Clubs and Services"
division of United Marketing Group, a diversified direct marketing company. Mr.
Abate received a Bachelors of Science degree from Northern Illinois University in 1979 and a Masters of Business Administration from Northwestern University in
1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SENDTEC, INC.

                                            By:    /s/ Paul Soltoff
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                                            Name:  Paul Soltoff
                                            Title: Chief Executive Officer

Date: September 12, 2006